                                                                          EX-1.2
                                                              Purchase Agreement


================================================================================

                               AURORA FOODS INC.

              9 7/8% Series C Senior Subordinated Notes due 2007

                              PURCHASE AGREEMENT

                              dated June 18, 1997

                                     among

                               AURORA FOODS INC.

                                      and

                             CHASE SECURITIES INC.
                    CREDIT SUISSE FIRST BOSTON CORPORATION

================================================================================

                                AURORA FOODS INC.

                                  $100,000,000

               9 7/8% Series C Senior Subordinated Notes due 2007

                               PURCHASE AGREEMENT

                                                                   June 18, 1997

CHASE SECURITIES INC.
CREDIT SUISSE FIRST BOSTON CORPORATION
c/o Chase Securities Inc.
270 Park Avenue, 4th Floor
New York, New York 10017

Dear Ladies and Gentlemen:

            AURORA FOODS INC., a Delaware corporation (as more fully defined below, the "Company"), proposes to issue and sell to CHASE SECURITIES INC. and CREDIT SUISSE FIRST BOSTON CORPORATION (the "Initial Purchasers") $100,000,000 aggregate principal amount of its 9 7/8% Series C Senior Subordinated Notes due 2007 (the "Notes"). The Notes will be issued pursuant to an Indenture to be dated as of July 1, 1997 (the "Indenture"), among the Company and Wilmington Trust Company, as trustee (the "Trustee"). This is to confirm the agreement concerning the purchase of the Notes from the Company by the Initial Purchasers. For all purposes of this Agreement, the term "Company" shall mean Aurora Foods Inc. (formerly known as MBW Foods Inc.) and the LC Business (as defined in the Offering Memorandum).

            The Notes will be offered and sold to the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the "Securities Act"), in reliance on an exemption therefrom. The Company has prepared a preliminary offering memorandum, dated June 13, 1997 (the "preliminary offering memorandum"), and will prepare an offering memorandum dated the date hereof (such offering memorandum, in the form furnished to the Initial Purchasers for use in connection with the offering of the Notes, the "Offering Memorandum"), setting forth information concerning the Company and the Notes. Copies of the preliminary offering memorandum have been, and copies of the Offering Memorandum will be delivered by the Company to the Initial Purchasers pursuant to the terms of this Agreement. Any references herein to the preliminary offering memorandum and the Offering Memorandum shall be deemed to include all amendments and supplements thereto and all documents incorporated therein by reference. The Company hereby confirms that it has authorized the use of the preliminary offering memorandum and the Offering Memorandum in connection with the offering and resale of the Notes by the Initial Purchasers in accordance with Section 3 hereof.

            The Initial Purchasers and their direct and indirect transferees will be entitled to the benefits of the Exchange and Registration Rights Agreement, substantially in the form attached hereto as Exhibit A (the "Registration Rights Agreement"), pursuant to which the Company will agree to use its best efforts to commence an offer to exchange the Notes for securities which have been registered under the Securities Act, and which are identical in all material respects to the Notes (except with respect to transfer restrictions), or to cause a shelf registration statement to become effective under the Securities Act and to remain effective for the period designated in such Registration Rights Agreement.

            The Company intends to use the proceeds of the Offering to pay a portion of the purchase price for the LC Business (as defined in the Offering Memorandum), and to pay related fees and expenses incurred in connection with the Offering.

            1. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY. The Company represents and warrants to and agrees with the Initial Purchasers that:

            (a) Each of the preliminary offering memorandum and the Offering Memorandum, as of its respective date, contains all the information that, if requested by a prospective purchaser, would be required to be provided pursuant to Rule 144A(d)(4) under the Securities Act. Each of the preliminary offering memorandum and the Offering Memorandum, as of its date did not, and the Offering Memorandum as of the Closing Date (as defined below), will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading; provided, however, that the Company makes no representation or warranty as to information contained in or omitted from the preliminary offering memorandum or the Offering Memorandum, as amended or supplemented, in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Initial Purchasers specifically for use therein (the "Initial Purchasers' Information"). The parties acknowledge and agree that the Initial Purchasers' Information consists solely of the statements relating to the Initial Purchasers in the second sentence of the third paragraph, the third sentence of the fourth paragraph and the seventh paragraph in its entirety under the heading "Plan of Distribution" in the Offering Memorandum.

            (b) It is not required by applicable law or regulation in connection with the issuance and sale of the Notes to the Initial Purchasers and the offer, resale and delivery of the Notes in the manner contemplated by this Agreement and the Offering Memorandum, to register the Notes under the Securities Act or to qualify the Indenture in respect of the Notes under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").

            (c) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to so qualify would not have, singularly or in the aggregate, a material adverse effect on the condition (financial or otherwise), results of operations, business or prospects of the Company (a "Material Adverse Effect"), and has the corporate power and authority necessary to own or hold its respective properties and to conduct the businesses in which it is engaged as described in the Offering Memorandum. The Company has no subsidiaries.

            (d) On the Closing Date the Company will have an authorized capitalization of 3,000 shares of common stock, of which 1,000 are issued and outstanding, and all of the issued shares of capital stock of the Company will have been duly and validly authorized and issued, will be fully paid and non-assessable.

            (e) The Company has the corporate right, power and authority to execute and deliver this Agreement, the Indenture, the Registration Rights Agreement and the Notes (collectively, the "Transaction Documents") and to perform its obligations hereunder and thereunder; and all corporate action required to be taken for the due and proper authorization, execution and delivery of the Transaction Documents and the consummation of the transactions contemplated thereby have been duly and validly taken.

            (f) This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company.

            (g) The Registration Rights Agreement has been duly authorized by the Company, and when duly executed and delivered by the Company on the Closing Date, will constitute a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing.

            (h) The Indenture has been duly authorized by the Company, and when duly executed and delivered by the Company and the Trustee on the Closing Date, will constitute a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing. At the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder.

            (i) The Notes have been duly authorized by the Company, and, when duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be duly and validly issued and outstanding, and will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing.

            (j) The Transaction Documents and each of the LC Asset Purchase Agreement, the MBW Asset Purchase Agreement, the LC Co-Pack Agreement, the LC Excluded Co-Pack Agreement, the Red Wing Co-Pack Agreement, the MBW Co-Pack Agreement, the LC Transition Services Agreement and the MBW Transition Services Agreement (as defined in the Offering Memorandum) conform in all material respects to the description thereof contained in the Offering Memorandum.

            (k) The execution, delivery and performance of the Transaction Documents by the Company, the issuance, authentication, sale and delivery of the Notes, and compliance with the terms thereof will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such actions result in any violation of the provisions of the certificate of incorporation or by-laws of the Company or, assuming the accuracy of the representations and warranties of the Initial Purchasers contained herein, any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties or assets; and except for such consents, approvals, authorizations, registrations or qualifications as may be required under the applicable state securities laws in connection with the purchase and resale of the Notes by the Initial Purchasers, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of the Transaction Documents by the Company, the issuance, authentication, sale and delivery of the Notes, and compliance with the terms thereof, and the consummation by the Company of the transactions contemplated thereby.

            (l) Price Waterhouse LLP are independent public accountants with respect to the Company as required by the Securities Act and the rules and regulations thereunder for financial statements included in a definitive prospectus forming part of a registration statement on Form S-1 under the Securities Act. The historical financial statements (including the related notes and supporting schedules, if any) included in the Offering Memorandum comply in all material respects with the requirements applicable to a Registration Statement on Form S-1 and have been prepared, and fairly present the financial position of the entity purported to be shown thereby at the respective dates indicated and, as applicable, the results of its operations and its cash flows for the respective periods indicated, in accordance with generally accepted accounting principles consistently applied throughout such periods; and the financial information and financial data set forth in the Offering Memorandum under the captions "Summary Pro Forma Financial Data", "Capitalization", "Selected Historical Financial" and "Pro Forma Financial Information" are derived from the accounting records of the Company and fairly present the data purported to be shown. The pro forma financial statements contained in the Offering Memorandum have been prepared on a basis consistent with such historical financial statements, except for the pro forma adjustments specified therein, and include all material adjustments to the historical financial data required to reflect the transactions described in the Offering Memorandum, and give effect to assumptions made on a reasonable basis and present fairly the historical and proposed transactions contemplated by the Offering Memorandum and this Agreement.

            (m) There are no pending actions or suits or judicial, arbitral, rule-making or other administrative or other proceedings to which the Company is a party or of which any property or assets of the Company is the subject which, singularly or in the aggregate could reasonably be expected to have a Material Adverse Effect; and to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

            (n) No action has been taken and no statute, rule or regulation or order has been enacted, adopted or issued by any governmental agency or body which prevents the issuance of the Notes or suspends the sale of the Notes in any jurisdiction; no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction has been issued with respect to the Company which would prevent or suspend the issuance or sale of the Notes, or the use of the preliminary offering memorandum or the Offering Memorandum in any jurisdiction; no action, suit or proceeding is pending against or, to the best of the Company's knowledge, threatened against or affecting the Company, before any court or arbitrator or any governmental body, agency or official, domestic or foreign, which could reasonably be expected to interfere with or adversely affect the issuance of the Notes or in any manner draw into question the validity thereof or in any manner draw into question the validity of the Transaction Documents or any action taken or to be taken pursuant thereto.

            (o) The Company (i) is not in violation of its certificate of incorporation or by-laws, (ii) is not in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject and (iii) is not in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject.

            (p) The Company possesses all material licenses, certificates, authorizations or permits issued by, and has made all declarations and filings with, the appropriate state, federal or foreign regulatory agencies or bodies which are necessary for the ownership of its properties or the conduct of its business as described in the Offering Memorandum, except where the failure to possess or make the same would not have, singularly or in the aggregate, a Material Adverse Effect, and the Company has not received notification of any revocation or modification of any such license, certificate, authorization or permit nor has any reason to believe that any such license, certificate, authorization or permit will not be renewed.

            (q) The Company is not (i) an "investment company" or a company "controlled by" an investment company within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules and regulations of the Commission thereunder or (ii) a "holding company" or a "subsidiary company" of a holding company, or an "affiliate" thereof within the meaning of the Public Utility Holding Company Act of 1935, as amended.

            (r) The Company owns or possesses adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of its business and has no reason to believe that the conduct of its business will conflict with, and has not received any notice of any claim of conflict with, any such rights of others.

            (s) The Company has good and indefeasible title in fee simple to, or has valid rights to lease or otherwise use, all items of real and personal property which are material to the business of the Company, in each case free and clear of all liens, encumbrances and defects except such as are described in the Offering Memorandum or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company or such as would not reasonably be expected to have a Material Adverse Effect.

            (t) No labor disturbance by the employees of the Company exists or, to the best knowledge of the Company, is imminent which might be expected to have a Material Adverse Effect.

            (u) No "prohibited transaction" (as defined in Section 406 of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the "Code")) or "accumulated funding deficiency" (as defined in Section 302 of ERISA) or any of the events set forth in Section 4043(b) of ERISA (other than events with respect to which the 30-day notice requirement under Section 4043 of ERISA has been waived) has occurred with respect to any employee benefit plan of the Company which could have a Material Adverse Effect; each such employee benefit plan is in compliance in all material respects with applicable law, including ERISA and the Code; the Company has not incurred and does not expect to incur liability under Title IV of ERISA with respect to the termination of, or withdrawal from, any "pension plan"; and each "pension plan" (as defined in ERISA) for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which could cause the loss of such qualification.

            (v) There has been no storage, generation, transportation, handling, treatment, disposal, discharge, emission, or other release of any kind of toxic or other wastes or other hazardous substances by, due to, or caused by the Company (or, to the best knowledge of the

Company, any other entity, including their predecessors, for whose acts or omissions the Company is or may be liable) upon any of the property now or previously owned or leased by the Company, or upon any other property, in violation of any statute or any ordinance, rule, regulation, order, judgment, decree or permit or which would, under any statute or any ordinance, rule (including rule of common law), regulation, order, judgment, decree or permit, give rise to any liability, except for any violation or liability which would not have, singularly or in the aggregate with all such violations and liabilities, a Material Adverse Effect; there has been no disposal, discharge, emission or other release of any kind onto such property or into the environment surrounding such property of any toxic or other wastes or other hazardous substances with respect to which the Company has knowledge, except for any such disposal, discharge, emission, or other release of any kind which would not have, singularly or in the aggregate with all such discharges and other releases, a Material Adverse Effect.

            (w) Since March 31, 1997 there has not been any change in the capital stock or long-term debt of the Company (other than scheduled redemptions or payments) or any material adverse change, or any development involving a prospective material adverse change, in or affecting the management, financial position, stockholders' equity or results of operations of the Company, otherwise than as set forth or contemplated in the Offering Memorandum.

            (x) The Company has filed all federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof and has paid all material taxes due thereon, and no tax deficiency has been determined adversely to the Company which has had (nor does the Company have any knowledge of any tax deficiency which, if determined adversely to the Company, might reasonably be expected to have) a Material Adverse Effect.

            (y) Except as set forth in or contemplated by the Offering Memorandum, since March 31, 1997, the Company has not (i) issued or granted any securities (other than under plans, agreements and arrangements disclosed in, and in effect on the date of, the Offering Memorandum), (ii) incurred any liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business, (iii) entered into any transaction not in the ordinary course of business or (iv) declared or paid any dividend on its capital stock.

            (bb) There are no securities of the Company registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or listed on a national securities exchange or quoted in a U.S. automated inter-dealer quotation system.

            (cc) Neither the Company nor any affiliate (as defined in Rule 501(b) of Regulation D under the Securities Act ("Regulation D")) of the Company has directly, or through any agent (provided that no representation is made as to the Initial Purchasers or any person acting on their behalf), (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or will be integrated with the offering and sale of the Notes in a manner that would require the registration of the Notes under the Securities Act or (ii) engaged in any form of general solicitation or general advertising (within the meaning of Regulation
D) in connection with the offering of the Notes.

            (dd) Neither the Company nor its affiliates has taken, and the Company will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Notes.

            (ee) None of the proceeds of the sale of the Notes will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the Notes to be considered a "purpose credit" within the meanings of Regulation G, T, U or X of the Board of Governors of the Federal Reserve System.

            (ff) On the Closing Date, the Company (after giving effect to the issuance of the Notes) will be Solvent. As used in this paragraph (ff), the term "Solvent" means, with respect to a particular date, that on such date (i) the aggregate fair value (or present fair salable value) of the assets of the Company is not less than its total existing debts and liabilities (including contingent liabilities) as they become absolute and matured in the normal course of business and (ii) the Company does not have an unreasonably small amount of capital with which to conduct its business. In computing the amount of such contingent liabilities at any time, it is intended that such liabilities will be computed at the amount that, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

            (gg) Neither the Company nor to the best of the Company's knowledge, any director, officer, agent, employee or other person associated with or acting on behalf of the Company, has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

            (hh) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

            (ii) The Company has and will maintain insurance covering its properties, operations, personnel and businesses, which insurance is in amounts and insures against such losses and risks, in each case as is adequate in its reasonable business judgment to protect the Company and its businesses. The Company has not received notice from any insurer or agent of such insurer that capital improvements or other expenditures will have to be made in order to continue such insurance.

            (jj) No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Preliminary Offering Memorandum or the Offering Memorandum has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

            (kk) Except as described in "Certain Related Transactions" in the Offering Memorandum, the Company is not a party to any contract, agreement or understanding with any person that would give rise to a valid claim against the Company or the Initial Purchasers for a brokerage commission, finder's fee or like payment.

            (ll) The Notes satisfy the eligibility requirements of Rule 144A(d)(3) under the Securities Act.

            2. PURCHASE OF THE NOTES BY THE INITIAL PURCHASERS. (a) On the basis of the representations, warranties and agreements herein contained, and subject to the terms and conditions set forth herein, the Company agrees to issue and sell to the Initial Purchasers, and the Initial Purchasers agree to purchase from the Company, the aggregate principal amount of the Notes as set forth opposite each Initial Purchaser's name in Schedule 1 hereto, at a purchase price equal to 99.425% of the principal amount thereof by wire transfer of immediately available funds.

            (b) The Company shall not be obligated to deliver any of the Notes, except upon payment for all of the Notes to be purchased as provided herein.

            3. SALE AND RESALE OF THE NOTES BY THE INITIAL PURCHASERS. (a) The Initial Purchasers have advised the Company that they propose to offer the Notes for resale upon the terms and conditions set forth in this Agreement and in the Offering Memorandum. The Initial Purchasers hereby represent and warrant to, and agree with, the Company that they (i) are purchasing the Notes pursuant to a private sale exempt from registration under the Securities Act, (ii) will not solicit offers for, or offer or sell, the Notes by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act, and (iii) will solicit offers for the Notes only from, and will offer, sell or deliver the Notes, as part of their initial offering, only to persons in the United States whom the Initial Purchasers reasonably believe to be qualified institutional buyers ("Qualified Institutional Buyers") as defined in Rule 144A under the Securities Act, as such rule may be amended from time to time ("Rule 144A") or, if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to them that each such account is a Qualified Institutional Buyer to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A and in each case, in transactions under Rule 144A.

            (b) The Company acknowledges and agrees that the Initial Purchasers may sell Securities to any affiliate of the Initial Purchasers and that any such affiliate may sell Securities purchased by it to the Initial Purchasers.

            4. DELIVERY OF AND PAYMENT FOR THE NOTES. (a) Delivery of and payment for the Notes shall be made at the offices of Simpson Thacher & Bartlett, New York, New York, or at such other place as shall be agreed upon by the Initial Purchasers and the Company, at 10:00 A.M., New York City time, on July 1, 1997 or at such other time or date, not later than seven full business days thereafter, as shall be agreed upon by the Initial Purchasers and the Company (such date and time of payment and delivery being herein called the "Closing Date").

            (b) On the Closing Date, payment of the purchase price for the Notes shall be made to the Company by wire transfer of same-day funds to such account or accounts as the Company shall specify prior to the Closing Date or by such other means as the parties hereto shall agree prior to the Closing Date against delivery to the Initial Purchasers of the certificates evidencing the Notes. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligations of the Initial Purchasers hereunder. Upon delivery, the Notes shall be in global form, registered in such names and in such denominations as the Initial Purchasers shall request in writing not less than two full business days prior to the Closing Date. For the purpose of expediting the checking and packaging of certificates evidencing the Notes, the Company agrees to make such certificates available for inspection by the Initial Purchasers at least 24 hours prior to the Closing Date.

            5. FURTHER AGREEMENTS OF THE COMPANY. The Company agrees with the Initial Purchasers:

            (a) To furnish to the Initial Purchasers, without charge, as many copies of the Offering Memorandum and any supplements and amendments thereto as they may reasonably request.

            (b) To advise the Initial Purchasers promptly and, if requested, confirm such advice in writing, of the happening of any event which makes any statement of a material fact made in the Offering Memorandum untrue or which requires the making of any additions to or changes in the Offering Memorandum (as amended or supplemented from time to time) in order to make the statements therein, in light of the circumstances under which they were made, not misleading and not to effect such amendment or supplementation without the consent of the Initial Purchasers; to advise the Initial Purchasers promptly of any order preventing or suspending the use of the preliminary offering memorandum or the Offering Memorandum, or the suspension of the qualification of the Securities for offering or sale in any jurisdiction and of the initiation or threatening of any proceeding for any such purpose; and to use reasonable best efforts to prevent the issuance of any such order preventing or suspending the use of the preliminary offering memorandum or the Offering Memorandum or suspending any such qualification and, if any such suspension is issued, to obtain the lifting thereof at the earliest possible time.

            (c) Prior to making any amendment or supplement to the Offering Memorandum, the Company shall furnish a copy thereof to the Initial Purchasers and counsel to the Initial Purchasers and will not effect any such amendment or supplement to which the Initial Purchasers shall reasonably object by notice to the Company after a reasonable period to review, which shall not in any case be longer than five business days after receipt of such copy.

            (d) If, at any time prior to completion of the distribution of the Notes by the Initial Purchasers to other purchasers, any event shall occur or condition exist as a result of which it is necessary, in the opinion of counsel for the Initial Purchasers or counsel for the Company, to amend or supplement the Offering Memorandum in order that the Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in light of the circumstances existing at the time it is delivered to a purchaser, or if it is necessary to amend or supplement the Offering Memorandum to comply with applicable law, to promptly prepare such amendment or supplement as may be necessary to correct such untrue statement or omission or so that the Offering Memorandum, as so amended or supplemented, will comply with applicable law and to furnish to the Initial Purchasers such number of copies thereof as it may reasonably request.

            (e) So long as the Notes are outstanding and are "Restricted Securities" within the meaning of Rule 144(a)(3) under the Securities Act, to furnish to holders of the Notes and prospective purchasers of Notes designated by such holders, upon request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act, unless the Company is then subject to and in compliance with
Section 13 or 15(d) of the Exchange Act.

            (f) For a period of five years following the Closing Date, to furnish to the Initial Purchasers copies of any annual reports, quarterly reports and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar forms as may be designated by the Commission, and such other documents, reports and information as shall be furnished by the Company to the Trustee or to the holders of the Notes pursuant to the Indenture or the Exchange Act or any rule or regulation of the Commission thereunder.

            (g) To use its reasonable best efforts to qualify the Notes for sale under the securities or Blue Sky laws of such jurisdictions as the Initial Purchasers may reasonably designate and to continue such qualifications in effect so long as required for the distribution of the Notes. The Company will also arrange for the determination of the eligibility for investment of the Notes under the laws of such jurisdictions as the Initial Purchasers may reasonably request. Notwithstanding the foregoing, the Company shall not be obligated to qualify as a foreign corporation in any jurisdiction in which they are not so qualified or to file a general consent to service of process in any jurisdiction.

            (h) To use its reasonable best efforts to permit the Notes to be designated Private Offerings, Resales and Trading through Automated Linkages Market ("PORTAL") securities in accordance with the rules and regulations adopted by the National Association of

Securities Dealers, Inc. ("NASD") relating to trading in the PORTAL Market and to permit the Notes to be eligible for clearance and settlement through the Depository Trust Company (the "DTC").

            (i) Not to, and will cause its affiliates (as such term is defined in Rule 501(B) under the Securities Act) not to, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect (except as contemplated in the Offering Memorandum or hereby) of any security (as defined in the Securities
Act) which could be integrated with the sale of the Notes in a manner which would require the registration of the Notes under the Securities Act.

            (j) Except following the effectiveness of the Exchange Offer or the Shelf Registration Statement, as the case may be, not to, and will cause its affiliates (as such term is defined in Rule 501(B) under the Securities Act) not to, and will not authorize or knowingly permit any person acting on their behalf to, solicit any offer to buy or offer to sell the Notes by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

            (k) To apply the net proceeds from the sale of the Notes as set forth in the Offering Memorandum.

            (l) For a period of 90 days from the date of the Offering Memorandum, not to offer for sale, sell, contract to sell or otherwise dispose of, directly or indirectly, or file a registration statement for, or announce any offer, sale, contract for sale of or other disposition of any debt securities issued or guaranteed by the Company or any of its subsidiaries (other than the Notes and the Existing Notes) without the prior written consent of the Initial Purchasers.

            (m) In connection with the offering, until the Initial Purchasers shall have notified the Company of the completion of the resale of the Notes, neither the Company nor any of its affiliated purchasers (as defined in Regulation M under the Exchange Act), either alone or with one or more other persons, will bid for or purchase, for any account in which it or any of its affiliated purchasers has a beneficial interest, any Notes, or attempt to induce any person to purchase any Notes; and neither it nor any of its affiliated purchasers will make bids or purchase for the purpose of creating actual, or apparent, active trading in or of raising the price of the Notes.

            6. CONDITIONS OF INITIAL PURCHASERS' OBLIGATIONS. The obligations of the Initial Purchasers hereunder are subject to the accuracy, on the date hereof and on the Closing Date, of the representations and warranties of the Company contained herein, to the accuracy of the statements of the Company made in any certificates delivered pursuant to provisions hereof, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions:

            (a) The Initial Purchasers shall not have discovered and disclosed to the Company on or prior to the Closing Date that the Offering Memorandum or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of Simpson Thacher & Bartlett, counsel for the Initial Purchasers, is material or omits to state a fact which, in the opinion of such counsel is material and is required to be stated therein or is necessary to make the statements therein not misleading; and no stop order suspending the sale of the Securities in any jurisdiction shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened.

            (b) All corporate proceedings and other legal matters incident to the authorization, form and validity of each of the Transaction Documents, the Notes and the Offering Memorandum, and all other legal matters relating to the Transaction Documents and the transactions contemplated thereby shall be reasonably satisfactory in all material respects to counsel for the Initial Purchasers, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

            (c) White & Case shall have furnished to the Initial Purchasers their written opinion, as counsel to the Company, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, substantially to the effect set forth in Exhibit B hereto.

            (d) The Initial Purchasers shall have received from Simpson Thacher & Bartlett, counsel for the Initial Purchasers, such opinion or opinions, dated the Closing Date, with respect to such matters as the Initial Purchasers may reasonably require, and the Company shall have furnished to such counsel such documents and information as they reasonably request for the purpose of enabling them to pass upon such matters.

            (e) With respect to the letters of Price Waterhouse LLP delivered to the Initial Purchasers concurrently with the execution of this Agreement (the "Initial Letters"), the Company shall have furnished to the Initial Purchasers letters (the "Bring-Down Letters") addressed to the Initial Purchasers and dated the Closing Date (i) confirming that they are independent public accountants within the meaning of Rule 101 of the American Institute of Certified Public Accountants' Code of Professional Conduct and its rulings and interpretations;
(ii) stating, as of the date of the Bring-Down Letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Offering Memorandum, as of a date not more than five days prior to the date of such Bring-Down Letters), that the conclusions and findings of the firm with respect to the financial information and other matters covered by the initial letter are accurate and
(iii) confirming in all material respects the conclusions and findings set forth in their initial letters.

            (f) The Company shall have furnished to the Initial Purchasers a certificate, dated the Closing Date, of its President or any Vice President and its chief financial officer stating that (A) such officers have carefully examined the Offering Memorandum, (B) in their opinion, as of the date hereof the Offering Memorandum did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and since the date hereof, no event has occurred which should have been set forth in a supplement or amendment to the Offering Memorandum and (C) to the best of their knowledge after reasonable investigation, as of the Closing Date, the representations and warranties of the Company in this Agreement are true and correct, the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, and subsequent to the date of the most recent financial statements in the Offering Memorandum, there has been no material adverse change in the financial position or results of operations of the Company, or any change, or any development including a prospective change, in or affecting the condition (financial or otherwise), results of operations, business or prospects of the Company, except as set forth in the Offering Memorandum.

            (g) The Initial Purchasers shall have received on the date hereof the Registration Rights Agreement executed and delivered by duly authorized officers of the Company.

            (h) The Notes shall have been approved by the NASD for trading in the PORTAL Market.

            (i) The Indenture shall have been duly executed and delivered by the Company and the Trustee and the Notes shall have been duly executed and delivered by the Company and duly authenticated by the Trustee.

            (j) If any event shall have occurred that requires the Company under
Section 5(c) hereof to prepare an amendment or supplement to the Offering Memorandum, such amendment or supplement shall have been prepared, the Initial Purchasers shall have been given a reasonable opportunity to comment thereon, and copies thereof shall have been delivered to the Initial Purchasers reasonably in advance of the Closing Date.

            (k) There shall not have occurred any invalidation of Rule 144A under the Securities Act by any court or any withdrawal or proposed withdrawal of any rule or regulation under the Securities Act or the Exchange Act by the Commission or any amendment or proposed amendment thereof by the Commission which in the reasonable judgment of the Initial Purchasers would materially impair the ability of the Initial Purchasers to purchase, hold or effect resales of the Notes as contemplated hereby.

            (l) At the Closing Date, there shall exist no default or event of default under the Indenture or the Senior Credit Facilities (as defined in the Offering Memorandum).

            (m) Since March 31, 1997, except for the transactions contemplated by the Offering Memorandum, there shall not have been any change in the capital stock or long-term debt of the Company or any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), results of operations, business or prospects of the Company, the effect of which, in any such case described above, is, in the reasonable judgment of the Initial Purchasers, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Notes on the terms and in the manner contemplated in the Offering Memorandum (exclusive of any supplement).

            (n) Subsequent to the execution and delivery of this Agreement (i) no downgrading shall have occurred in the rating accorded the Notes by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) of the rules and regulations of the Commission under the Securities Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review (other than an announcement with positive implications of a positive upgrading) its rating of the Notes.

            (o) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the over-the-counter market shall have been suspended or limited, or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, or trading in any securities of the Company on any exchange or in the over-the-counter market shall have been suspended or,
(ii) a general moratorium on commercial banking activities shall have been declared by Federal or New York State authorities, or (iii) an outbreak or escalation of hostilities or a declaration by the United States of a national emergency or war, or (iv) a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) the effect of which, in the case of this clause (iv), is, in the reasonable judgment of the Initial Purchasers, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Notes on the terms and in the manner contemplated by this Agreement and the Offering Memorandum (exclusive of any supplement).

            (p) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency which would, as of the Closing Date, prevent the issuance or sale of the Notes; and no injunction, restraining order or order of any other nature by a federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance or sale of the Notes.

            All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchasers.

            7. TERMINATION. The obligations of the Initial Purchasers hereunder may be terminated by the Initial Purchasers, in their absolute discretion, by notice given to and received by the Company prior to delivery of and payment for the Notes if, prior to that time, any of the events described in Sections 6(k),
(m), (n), (o) or (p) shall have occurred and be continuing.

            8. DEFAULTING INITIAL PURCHASERS. (a) If, on the Closing Date, any Initial Purchaser defaults in the performance of its obligations under this Agreement, the non-defaulting Initial Purchasers may make arrangements for the purchase of the Securities which such defaulting Initial Purchaser agreed but failed to purchase by other persons satisfactory to the Company and the non-defaulting Initial Purchasers, but if no such arrangements are made within 36 hours after such default, this Agreement shall terminate without liability on the part of the non-defaulting Initial Purchasers or the Company, except that the Company will continue to be liable for the payment of expenses to the extent set forth in Sections 9 and 13 and except that the provisions of Sections 10 and 11 shall not terminate and shall remain in effect. As used in this Agreement, the term "Initial Purchasers" includes, for all purposes of this Agreement unless the context otherwise requires, any party not listed in Schedule 1 hereto that, pursuant to this Section 8, purchases Securities which a defaulting Initial Purchaser agreed but failed to purchase.

            (b) Nothing contained herein shall relieve a defaulting Initial Purchaser of any liability it may have to the Company or any non-defaulting Initial Purchaser for damages caused by its default. If other persons are obligated or agree to purchase the Securities of a defaulting Initial Purchaser, either the non-defaulting Initial Purchasers or the Company may postpone the Closing Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Initial Purchasers may be necessary in the Offering Memorandum or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Offering Memorandum that effects any such changes.

            9. REIMBURSEMENT OF INITIAL PURCHASERS' EXPENSES. If (a) this Agreement shall have been terminated pursuant to Section 7 or 8, (b) the Company shall fail to tender the Notes for delivery to the Initial Purchasers for any reason permitted under this Agreement or (c) the Initial Purchasers shall decline to purchase the Notes for any reason permitted under this Agreement, the Company shall reimburse the Initial Purchasers for the reasonable fees and expenses of their counsel and for such other reasonable out-of-pocket expenses as shall have been reasonably incurred by the Initial Purchasers in connection with this Agreement and the proposed purchase of the Notes. If this Agreement is terminated pursuant to Section 8 by reason of the default of one or more of the Initial Purchasers, the Company shall not be obligated to reimburse any defaulting Initial Purchaser on account of such expenses.

            10. INDEMNIFICATION. (a) The Company shall indemnify and hold harmless each Initial Purchaser, its affiliates, and its officers, directors, employees, representatives and agents, and each person, if any, who controls each Initial Purchaser within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of this Section 10 and Section 11 as the Initial Purchasers) from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Notes), to which that Initial Purchaser may become subject, under the Securities Act, the Exchange Act or any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any preliminary offering memorandum or the Offering Memorandum or in any amendment or supplement thereto or any information provided by the Company pursuant to
Section 5(e) hereof or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse the Initial Purchasers promptly upon demand for any legal or other expenses reasonably incurred by the Initial Purchasers in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with any Initial Purchasers' Information; and provided further that with respect to any such untrue statement or omission made in the preliminary offering memorandum, the indemnity agreement contained in this Section 10(a) shall not inure to the benefit of the Initial Purchasers, to the extent that the sale to the person asserting any such loss, claim, damage, liability or action was an initial resale by the Initial Purchasers and any such loss, claim, damage, liability or action is a result of the fact that both (i) to the extent required by applicable law, a copy of the Offering Memorandum was not sent or given to such person at or prior to the written confirmation of the sale of such Notes to such person, and (ii) the untrue statement or omission in the preliminary offering memorandum was corrected in the Offering Memorandum unless, in either case, such failure to deliver the Offering Memorandum was a result of non-compliance by the Company with Section 5(c).

            (b) Each Initial Purchaser, severally and not jointly, shall indemnify and hold harmless the Company, its affiliates, and its officers, directors, employees, representatives and agents, and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of this Section 10 and Section 11 as the Company), from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company may become subject, under the Securities Act, the Exchange Act or any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any preliminary offering memorandum or the Offering Memorandum or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with such Initial Purchaser's Information, and shall reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred.

            (c) Promptly after receipt by an indemnified party under this
Section 10 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this
Section 10, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 10 except to the extent that such indemnifying party has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 10. If any such claim or action shall be brought against an indemnified party, it shall notify the indemnifying party thereof, and the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 10 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that each indemnified party shall have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party,
(2) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm of attorneys (in addition to any local counsel) at any one time for all such indemnified party or parties. Each indemnified party, as a condition of the indemnity agreements contained in Sections 10(a) and 10(b), shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

            The obligations of the Company and the Initial Purchasers in this
Section 10 and in Section 11 are in addition to any other liability which the Company or the Initial Purchasers, as the case may be, may otherwise have.

            11. CONTRIBUTION. If the indemnification provided for in Section 10 is unavailable or insufficient to hold harmless an indemnified party under
Section 10(a) or 10(b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchasers on the other from the offering of the Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Initial Purchasers on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Initial Purchasers on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Notes purchased under this Agreement (before deducting expenses) received by the Company, on the one hand, and the total discounts and commissions received by the Initial Purchasers with respect to the Notes purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the Notes under this Agreement, in each case as set forth in the table on the cover page of the Offering Memorandum. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Initial Purchasers' Information on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Initial Purchasers agree that it would not be just and equitable if contributions pursuant to this Section 11 were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 11 shall be deemed to include, for purposes of this Section 11, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 11, Initial Purchasers shall not be required to contribute any amount in excess of the amount by which the total price at which the Notes sold and distributed by it was offered to purchasers exceeds the amount of any damages which the Initial Purchasers have otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            12. PERSONS ENTITLED TO BENEFIT OF AGREEMENT. This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, the Company and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except as provided in Sections 10 and 11 with respect to affiliates, officers, directors, employees, representatives, agents and controlling persons of the Company and the Initial Purchasers and in Section 5(f) with respect to holders and prospective purchasers of the Notes. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 12, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

            13. EXPENSES. The Company agrees with the Initial Purchasers to pay
(a) the costs incident to the authorization, issuance, sale, preparation and delivery of the Notes and any taxes payable in that connection, (b) the costs incident to the preparation and printing of the preliminary offering memorandum and the Offering Memorandum and any amendments or supplements thereto, (c) the costs of distributing the preliminary offering memorandum and the Offering Memorandum and any amendments or supplements thereto, (d) the costs of printing, reproducing and distributing the Transaction Documents, (e) the costs incident to the preparation, printing and delivery of the certificates representing the Notes, including stamp duties and stock transfer taxes, if any, payable upon issuance of any of the Notes, (f) the fees and disbursements of the Company's counsel and accountants, (g) the fees and disbursements of accountants for the Company and the LC Business (as defined in the Offering Memorandum), (h) any fees charged by rating agencies for rating the Notes, (i) the fees and expenses of qualifying the Notes under securities laws of the several jurisdictions as provided in Section 5(g) and of preparing, printing and distributing a Blue Sky memorandum (including related reasonable fees and expenses of Simpson Thacher & Bartlett, counsel to the Initial Purchasers), (j) the fees and expenses of the Trustee and any paying agent, (including related fees and expenses of any counsel for such parties), (k) all expenses and listing fees incurred in connection with the application for quotation of the Notes on the PORTAL Market and the approval of the Notes for book-entry transfer by The Depository Trust Company, and (l) all other reasonable costs and expenses incident to the performance of the Company's obligations hereunder which are not otherwise specifically provided for in this Section; provided, however, that except as provided in this Section 13 and Section 9, the Initial Purchasers shall pay their own costs and expenses, including the costs and expenses of its counsel.

            14. SURVIVAL. The respective indemnities, rights of contribution, representations, warranties and agreements of the Company and the Initial Purchasers contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Notes and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any of them or any person controlling any of them.

            15. NOTICES. All statements, requests, notices and agreements hereunder shall be in writing, and:

                  (a) if to the Initial Purchasers, shall be delivered or sent by mail or facsimile transmission to Chase Securities Inc., 270 Park Avenue, New York, New York 10017, Attention: James C. Neary (Fax:
            212-270-0994) and to Credit Suisse First Boston Corporation, Eleven Madison Avenue, New York, New York 10010, Attention: Robert A. Hansen (Fax: 212-325-8278); or

                  (b) if to the Company, shall be delivered or sent by mail or facsimile transmission to the address of the Company: 445 Hutchinson Avenue, Columbus, Ohio 43235, Attn: Thomas Ferraro, with a copy to Frank Schiff, Esq., White & Case, 1155 Avenue of the Americas, New York, New York 10036.

provided, however, that any notice to the Initial Purchasers pursuant to Section 10(c) shall be delivered or sent by mail to the Initial Purchasers at 270 Park Avenue, 39th Floor, New York, New York 10017, Attention: Legal Department. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

            16. DEFINITION OF TERMS. For purposes of this Agreement, "business day" means any day on which the New York Stock Exchange, Inc. is open for trading.

            17. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York but without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.

            18. COUNTERPARTS. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

            19. AMENDMENTS. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

            20. HEADINGS. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

            If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument will become a binding agreement among the Company and the Initial Purchasers in accordance with its terms.

                        Very truly yours,

                        AURORA FOODS INC.


                        By:   /s/ James B. Ardrey
                            ----------------------------------
                               Title: Executive Vice President

Accepted:

CHASE SECURITIES INC.


By:   /s/ Joseph  C. Purcell
     ----------------------------------
      Authorized Signatory

CREDIT SUISSE FIRST BOSTON CORPORATION


By:   /s/ Richard Gallant
     ----------------------------------
      Authorized Signatory

                                  SCHEDULE 1



                                                     Aggregate Principal
      Initial Purchasers                               Amount of Notes
      ------------------                               ---------------

Chase Securities Inc.                                   $ 70,000,000
Credit Suisse First Boston Corporation                  $ 30,000,000

            Total                                       ============
                                                        $100,000,000

                                                                       EXHIBIT A

                     FORM OF REGISTRATION RIGHTS AGREEMENT

                                                                  July 1, 1997

CHASE SECURITIES INC.
CREDIT SUISSE FIRST BOSTON CORPORATION
c/o Chase Securities Inc.
270 Park Avenue
New York, New York 10017

Dear Sirs:

            Aurora Foods Inc., a Delaware corporation (the "Company"), proposes to issue and sell to you (the "Initial Purchasers"), upon the terms set forth in a purchase agreement dated June 18, 1997 (the "Purchase Agreement"), $100,000,000 principal amount of its 9 7/8% Series C Senior Subordinated Securities due 2007 (the "Securities") which Securities shall be unsecured and will be subordinated to all existing and future Senior Indebtedness of the Company and will be effectively subordinated to all obligations of each subsidiary of the Company as may exist from time to time. Capitalized terms used but not specifically defined herein have the respective meanings ascribed thereto in the Purchase Agreement. As an inducement to the Initial Purchasers to enter into the Purchase Agreement and in satisfaction of a condition to your obligations thereunder, the Company agrees with you, for the benefit of the holders of the Securities (including the Initial Purchasers) (the "Holders"), as follows:

            1. Registered Exchange Offer. The Company shall prepare and, not later than 60 days following the Issue Date (as hereinafter defined), shall file with the Commission a registration statement (the "Exchange Offer Registration Statement") on an appropriate form under the Securities Act with respect to a proposed offer (the "Registered Exchange Offer") to the Holders to issue and deliver to such Holders, in exchange for the Securities, a like aggregate principal amount of debt securities of the Company (the "Exchange Securities") identical in all material respects to the Securities, except for the transfer restrictions relating to the Securities, shall use its reasonable best efforts to cause the Exchange Offer Registration Statement to become effective under the Securities Act no later than 150 days after the Issue Date and to be consummated no later than 180 days after the Issue Date, and shall keep the Exchange Offer Registration Statement effective for not less than 30 days (or longer, if required by applicable law) after the date notice of the Exchange Offer is mailed to the Holders (such period being called the "Exchange Offer Registration Period"). The Exchange Securities will be issued under the Indenture or an indenture (the "Exchange Securities Indenture") between the Company and the Trustee or such other bank or trust company reasonably satisfactory to you, as trustee (the "Exchange Securities Trustee"), such indenture to be identical in all material respects to the Indenture except for the transfer restrictions relating to the Securities (as described above).

            Upon the effectiveness of the Exchange Offer Registration Statement, the Company shall promptly commence the Registered Exchange Offer, it being the objective of such Registered Exchange Offer to enable each Holder electing to exchange Securities for Exchange Securities (assuming that such Holder (a) is not (i) an affiliate of the Company within the meaning of the Securities Act or
(ii) an Exchanging Dealer (as defined below) not complying with the requirements of the next sentence, (b) acquires the Exchange Securities in the ordinary course of such Holder's business and (c) has no arrangements or understandings with any person to participate in the distribution of the Exchange Securities) and to trade such Exchange Securities from and after their receipt without any limitations or restrictions under the Securities Act and without material restrictions under the securities laws of the several states of the United States. The Company, the Initial Purchasers and each Exchanging Dealer (as defined below) acknowledge that, pursuant to current interpretations by the Commission's staff of Section 5 of the Securities Act, (i) each Holder which is a broker-dealer electing to exchange Securities, acquired for its own account as a result of market making activities or other trading activities, for Exchange Securities (an "Exchanging Dealer"), is required to deliver a prospectus containing the information set forth in Annex A hereto on the cover, in Annex B hereto in the "Exchange Offer Procedures" section and the "Purpose of the Exchange Offer" section, and in Annex C hereto in the "Plan of Distribution" section of such prospectus in connection with a sale of any such Exchange Securities received by such Exchanging Dealer pursuant to the Registered Exchange Offer and (ii) if the Initial Purchasers elect to sell Exchange Securities acquired in exchange for Securities constituting any portion of an unsold allotment it is required to deliver a prospectus containing the information required by Items 507 or 508 of Regulation S-K under the Securities Act, as applicable, in connection with such a sale.

            If, prior to the consummation of the Registered Exchange Offer, any Holder holds any Securities acquired by it that have, or that are reasonably likely to be determined to have, the status of an unsold allotment in an initial distribution, or any Holder is not entitled to participate in the Registered Exchange Offer, the Company shall, upon the request of any such Holder, simultaneously with the delivery of the Exchange Securities in the Registered Exchange Offer, issue and deliver to any such Holder, in exchange for the Securities held by such Holder (the "Private Exchange"), a like aggregate principal amount of debt securities of the Company (the "Private Exchange Securities") that are identical in all material respects to the Exchange Securities, except for the transfer restrictions relating to such Private Exchange Securities. The Private Exchange Securities will be issued under the same indenture as the Exchange Securities, and the Company shall use its reasonable best efforts to cause the Private Exchange Securities to bear the same CUSIP number as the Exchange Securities.

            In connection with the Registered Exchange Offer, the Company shall:

            (a) mail to each Holder a copy of the prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

            (b) keep the Registered Exchange offer open for not less than 30 days after the date notice of the Exchange Offer is mailed to the Holders (or longer if required by applicable law);

            (c) utilize the services of a Depositary for the Registered Exchange Offer with an address in the Borough of Manhattan, The City of New York;

            (d) permit Holders to withdraw tendered Securities at any time prior to the close of business, New York time, on the last business day on which the Registered Exchange Offer shall remain open; and

            (e) otherwise comply in all respects with all laws applicable to the Registered Exchange Offer.

            As soon as practicable after the close of the Registered Exchange Offer and any Private Exchange, the Company shall:

            (a) accept for exchange all Securities tendered and not validly withdrawn pursuant to the Registered Exchange Offer and the Private Exchange;

            (b) deliver to the Trustee for cancellation all Securities so accepted for exchange; and

            (c) cause the Trustee or the Exchange Securities Trustee, as the case may be, promptly to authenticate and deliver to each Holder of Securities, Exchange Securities or Private Exchange Securities, as the case may be, equal in principal amount to the Securities of such Holder so accepted for exchange.

            The Company shall make available for a period of 90 days after the consummation of the Registered Exchange Offer, a copy of the prospectus forming part of the Exchange Offer Registration Statement to any broker-dealer for use in connection with any resale of any Exchange Securities.

            Interest on each Exchange Security and Private Exchange Security issued pursuant to the Registered Exchange Offer and in the Private Exchange will accrue from the last interest payment date on which interest was paid on the Securities surrendered in exchange therefor or, if no interest has been paid on the Securities, from the date of original issue of the Securities.

            Each Holder participating in the Registered Exchange Offer shall be required to represent to the Company that at the time of the consummation of the Registered Exchange Offer (i) any Exchange Securities received by such Holder will be acquired in the ordinary course of business, (ii) such Holder will have no arrangements or understanding with any person to participate in the distribution of the Securities or the Exchange Securities within the meaning of the Securities Act and (iii) such Holder is not an affiliate of the Company within the meaning of the Securities Act, or if it is an affiliate, it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

            Notwithstanding any other provisions hereof, the Company will ensure that (i) any Exchange Offer Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations thereunder, (ii) any Exchange Offer Registration

Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any prospectus forming part of any Exchange Offer Registration Statement, and any supplement to such prospectus, does not include, as of the consummation of the Registered Exchange Offer, an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            2. Shelf Registration. If (i) applicable interpretations of the staff of the Commission do not permit the Company to effect the Registered Exchange Offer as contemplated by Section 1 hereof, or (ii) for any other reason the Registered Exchange Offer is not consummated within 165 days after the Issue Date or (iii) any Holder either (A) is not eligible to participate in the Registered Exchange Offer or (B) participates in the Registered Exchange Offer and does not receive freely transferrable Exchange Securities in exchange for tendered Securities the following provisions shall apply:

            (a) The Company shall use all reasonable efforts to as promptly as practicable file with the Commission and thereafter shall use its reasonable best efforts to cause to be declared effective a shelf registration statement on an appropriate form under the Securities Act relating to the offer and sale of the Transfer Restricted Securities (as defined below) by the Holders from time to time in accordance with the methods of distribution set forth in such registration statement (hereafter, a "Shelf Registration Statement" and, together with any Exchange Offer Registration Statement, a "Registration Statement"); provided, however, that no Holder of Securities or Exchange Securities (other than the Initial Purchasers) shall be entitled to have Securities or Exchange Securities held by it covered by such Shelf Registration Statement unless such Holder agrees in writing to be bound by all the provisions of this Agreement applicable to such Holder.

            (b) The Company shall use its reasonable best efforts to keep the Shelf Registration Statement continuously effective in order to permit the prospectus forming part thereof to be usable by Holders for a period of three years from the Issue Date or such shorter period that will terminate when all the Securities and Exchange Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement (in any such case, such period being called the "Shelf Registration Period"). The Company shall be deemed not to have used its reasonable best efforts to keep the Shelf Registration Statement effective during the requisite period if it voluntarily takes any action that would result in Holders of Securities or Exchange Securities covered thereby not being able to offer and sell such Securities or Exchange Securities during that period, unless such action is required by applicable law; provided, however, that the foregoing shall not apply to actions taken by the Company in good faith and for valid business reasons (not including avoidance of its obligations hereunder), including, without limitation, the acquisition or divestiture of assets, so long as the Company within 120 days thereafter complies with the requirements of Section 4(i) hereof. Any such period during which the Company fails to keep the registration statement effective and usable for offers and sales of Securities and Exchange Securities is referred to as a "Suspension Period." A Suspension Period shall commence on and include the date that the Company gives notice that the Shelf Registration Statement is no longer effective or the prospectus included therein is no longer usable for offers and sales of Securities and Exchange Securities and shall end on the date when each Holder of Securities and Exchange Securities covered by such registration statement either receives the copies of the supplemented or amended prospectus contemplated by Section 4(i) hereof or is advised in writing by the Company that use of the prospectus may be resumed. If one or more Suspension Periods occur, the three-year time period referenced above shall be extended by the number of days included in each such Suspension Period.

            (c) Notwithstanding any other provisions hereof, the Company will ensure that (i) any Shelf Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations thereunder, (ii) any Shelf Registration Statement and any amendment thereto (in either case, other than with respect to information included therein in reliance upon or in conformity with written information furnished to the Company by or on behalf of any Holder specifically for use therein (the "Holders' Information")) does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any prospectus forming part of any Shelf Registration Statement, and any supplement to such prospectus (in either case, other than with respect to Holders' Information), does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            3. Liquidated Damages. (a) The parties hereto agree that the Holders of Securities will suffer damages if the Company fails to fulfill its obligations under Section 1 or Section 2, as applicable, and that it would not be feasible to ascertain the extent of such damages. Accordingly, if (i) the applicable Registration Statement is not filed with the commission on or prior to 60 days after the Issue Date, (ii) the Exchange Offer Registration Statement or the Shelf Registration Statement, as the case may be, is not declared effective within 150 days after the Issue Date (or in the case of a Shelf Registration Statement required to be filed in response to a change in law or the applicable interpretations of Commission's Staff, if later, within 45 days after publication of the change in law or interpretation), (iii) the Registered Exchange Offer is not consummated on or prior to 180 days after the Issue Date, or (iv) the Shelf Registration Statement is filed and declared effective within 150 days after the Issue Date (or in the case of a Shelf Registration Statement required to be filed in response to a change in law or the applicable interpretations of Commission's Staff, if later, within 45 days after publication of the change in law or interpretation) but shall thereafter cease to be effective (at any time that the Company is obligated to maintain the effectiveness thereof) without being succeeded within 60 days by an additional Registration Statement filed and declared effective (each such event referred to in clauses (i) through (iv), a "Registration Default"), the Company will generally be obligated to pay liquidated damages to each holder of Transfer Restricted Securities (as defined below), during the period of such Registration Default, in an amount equal to $0.192 per week per $1,000 principal amount of the Securities constituting Transfer Restricted Securities held by such holder until the applicable Registration Statement is filed or declared effective, the Registered Exchange Offer is consummated or the Shelf Registration Statement again becomes effective, as the case may be; provided, however, no liquidated damages shall be payable for a Registration Default under clause (iii) above if a Shelf Registration Statement covering the securities for which the Exchange Offer was intended shall have been declared effective. Following the cure of all Registration Defaults, the accrual of liquidated damages will cease. "Transfer Restricted Securities" means each Security or Exchange Security until (i) the date on which such Security or Exchange Security has been exchanged for a freely transferrable Exchange

Security in the Registered Exchange Offer, (ii) the date on which such Security, Exchange Security or Private Exchange Security has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement or (iii) the date on which such Security, Exchange Security or Private Exchange Security is distributed to the public pursuant to Rule 144 under the Securities Act or is salable pursuant to Rule 144(k) under the Securities Act. Notwithstanding anything to the contrary in this Section 3(a), the Company shall not be required to pay liquidated damages to the holder of Transfer Restricted Securities if such holder: (a) failed to comply with its obligations to make the representations in the second to last paragraph of
Section 1; or (b) failed to provide the information required to be provided by it, if any, pursuant to Section 4(m).

            (b) The Company shall notify the Trustee and the Paying Agent under the Indenture immediately upon the happening of each and every Registration Default. The Company shall pay the liquidated damages due on the Transfer Restricted Securities by depositing with the Paying Agent (which may not be the Company for these purposes), in trust, for the benefit of the Holders thereof, prior to 10:00 a.m., New York City time on the next interest payment date specified by the Indenture and the Securities, sums sufficient to pay the liquidated damages then due. The liquidated damages due shall be payable on each interest payment date specified by the Indenture to the record holder entitled to receive the interest payment to be made on such date. Each obligation to pay liquidated damages shall be deemed to accrue from and including the applicable Registration Default.

            (c) The parties hereto agree that the liquidated damages provided for in this Section 3 constitute a reasonable estimate of and are intended to constitute the sole damages that will be suffered by holders of Transfer Restricted Securities by reason of the failure of the Shelf Registration Statement or the Exchange Offer Registration Statement, as the case may be, to be filed, to be declared effective or to remain effective, or the Exchange Offer to be consummated, as the case may be, to the extent required by this Agreement.

            4. Registration Procedures. In connection with any Registration Statement, the following provisions shall apply:

            (a) The Company shall (i) furnish to you, prior to the filing thereof with the Commission, a copy of the Registration Statement and each amendment thereof and each supplement, if any, to the prospectus included therein and, in the event that the Initial Purchasers (with respect to any portion of an unsold allotment from the original offering) are participating in the Registered Exchange Offer or the Shelf Registration, shall use reasonable efforts to reflect in each such document, when so filed with the Commission, such comments as you reasonably may propose; (ii) if applicable, include the information set forth in Annex A hereto on the cover, in Annex B hereto in the "Exchange Offer Procedures" section and the "Purpose of the Exchange Offer" section and in Annex C hereto in the "Plan of Distribution" section of the prospectus forming a part of the Exchange Offer Registration Statement, and include the information set forth in Annex D hereto in the Letter of Transmittal delivered pursuant to the Registered Exchange Offer; and (iii) if requested by the Initial Purchasers, include the information required by Items 507 or 508 of Regulation S-K under the Securities Act, as applicable, in the prospectus forming a part of the Exchange Offer Registration Statement.

            (b) The Company shall advise you and, if requested by the Holders, but only as to events set forth in clauses (i) and (ii) below, the Holders and, if requested by you, confirm such advice in writing (which advice pursuant to clauses (ii)-(iv) hereof shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made):

             (i) when any Registration Statement and any amendment thereto has been filed with the Commission and when such Registration Statement or any post-effective amendment thereto has become effective;

            (ii) of any request by the Commission for amendments or supplements to any Registration Statement or the prospectus included therein or for additional information;

           (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities, the Exchange Securities or the Private Exchange Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

            (iv) of the happening of any event that requires the making of any changes in any Registration Statement or the prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

            (c) The Company will furnish to each Holder of Transfer Restricted Securities included within the coverage of any Shelf Registration Statement, without charge, at least one copy of such Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits (including those incorporated by reference).

            (d) The Company will, during the Shelf Registration Period, promptly deliver to each Holder of Transfer Restricted Securities included within the coverage of any Shelf Registration Statement, without charge, as many copies of the prospectus (including each preliminary prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and the Company consents to the use of the prospectus or any amendment or supplement thereto by each of the selling Holders of Transfer Restricted Securities in connection with the offering and sale of the Transfer Restricted Securities covered by the prospectus or any amendment or supplement thereto.

            (e) The Company will furnish to each Exchanging Dealer or any Initial Purchaser, as applicable, which so requests, without charge, at least one copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Exchanging Dealer or any Initial Purchaser, as applicable, so requests in writing, all exhibits (including those incorporated by reference).

            (f) The Company will, during the Exchange Offer Registration Period, promptly deliver to each Exchanging Dealer or any Initial Purchaser, as applicable, without charge, as many copies of the prospectus included within the coverage of Exchange Offer

Registration Statement and any amendment or supplement thereto as such Exchanging Dealer or any Initial Purchaser, as applicable, may reasonably request for delivery by (i) such Exchanging Dealer in connection with a sale of Exchange Securities received by it pursuant to the Registered Exchange Offer or
(ii) the Initial Purchasers in connection with a sale of Exchange Securities received by it in exchange for Securities constituting any portion of an unsold allotment; and the Company consents to the use of the prospectus or any amendment or supplement thereto by any such Exchanging Dealer or the Initial Purchasers, as applicable, as aforesaid.

            (g) Prior to any public offering of Securities or Exchange Securities pursuant to any Registration Statement, the Company will use its reasonable best efforts to register or qualify or cooperate with the Holders of Securities included therein and its counsel in connection with the registration or qualification of such securities for offer and sale under the securities or blue sky laws of such jurisdictions as any such Holder reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Securities, the Exchange Securities or the Private Exchange Securities covered by such Registration Statement; provided, however, that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject.

            (h) The Company will cooperate with the Holders of Securities, Exchange Securities or Private Exchange Securities to facilitate the timely preparation and delivery of certificates representing Securities, Exchange Securities or Private Exchange Securities to be sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as Holders may request in writing prior to sales of Securities, Exchange Securities or Private Exchange Securities pursuant to such Registration Statement.

            (i) If (i) any event contemplated by paragraphs (b)(ii) through (iv) above occurs during the period in which the Company is required to maintain an effective Registration Statement or (ii) any Suspension Period remains in effect more than 120 days after the occurrence thereof, the Company will promptly prepare a post-effective amendment to the Registration Statement or a supplement to the related prospectus or file any other required document so that, as thereafter delivered to purchasers of the Securities, the Exchange Securities or the Private Exchange Securities from a Holder, the prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            (j) Not later than the effective date of the applicable Registration Statement, the Company will provide a CUSIP number for the Securities, the Exchange Securities and the Private Exchange Securities, as the case may be, and provide the applicable trustee with printed certificates for the Securities, the Exchange Securities and the Private Exchange Securities, as the case may be, in a form eligible for deposit with The Depository Trust Company.

            (k) The Company will use its reasonable best efforts to comply with all applicable rules and regulations of the Commission and will make generally available to its security holders as soon as practicable after the effective date of the applicable Registration Statement an earnings statement satisfying the provisions of Section 11(a) of the Securities Act; provided that in no event shall such earnings statement be delivered later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the applicable Registration Statement, which statements shall cover such 12-month period.

            (l) The Company will cause the Indenture or the Exchange Securities Indenture, as the case may be, to be qualified under the Trust Indenture Act as required by applicable law in a timely manner.

            (m) The Company may require each Holder of Transfer Restricted Securities to be sold pursuant to any Shelf Registration Statement to furnish to the Company such information regarding the Holder and the distribution of such Transfer Restricted Securities as the Company may from time to time reasonably require for inclusion in such Registration Statement, and the Company may exclude from such registration the Transfer Restricted Securities of any Holder that unreasonably fails to furnish such information within a reasonable time after receiving such request.

            (n) In the case of a Shelf Registration Statement, each Holder of Transfer Restricted Securities to be registered pursuant thereto agrees by acquisition of such Transfer Restricted Securities that, upon receipt of any notice from the Company pursuant to Section 4(b)(ii) through (iv) hereof, such Holder will discontinue disposition of such Transfer Restricted Securities until such Holder's receipt of copies of the supplemental or amended prospectus contemplated by Section 4(i) hereof, or until advised in writing (the "Advice") by the Company that the use of the applicable prospectus may be resumed. If the Company shall give any notice under Section 4(b)(ii) through (iv) during the period that the Company is required to maintain an effective Registration Statement (the "Effectiveness Period"), such Effectiveness Period shall be extended by the number of days during such period from and including the date of the giving of such notice to and including the date when each seller of Transfer Restricted Securities covered by such Registration Statement shall have received
(x) the copies of the supplemental or amended prospectus contemplated by Section 4(i) (if an amended or supplemental prospectus is required) or (y) the Advice (if no amended or supplemental prospectus is required).

            5. Registration Expenses. The Company will bear all expenses incurred in connection with the performance of its obligations under Sections 1, 2, 3 and 4 hereof and the Company will reimburse the Initial Purchasers and the Holders for the reasonable fees and disbursements of one firm of attorneys chosen by the Holders of a majority in aggregate principal amount of the Securities, the Exchange Securities and the Private Exchange Securities to be sold pursuant to each Registration Statement (the "Special Counsel") acting for the Initial Purchasers or Holders in connection therewith.

            6. Indemnification. (a) In the event of a Shelf Registration Statement or in connection with any prospectus delivery pursuant to an Exchange Offer Registration Statement by an Exchanging Dealer or the Initial Purchasers, as applicable, the Company shall indemnify and hold harmless each Holder, its directors, officers, agents and employees and each person, if any, who controls such Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and the directors, officers, agents and employees of such controlling persons against any and all loss, liability, claim and damage, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any such Registration Statement or any prospectus forming part thereof or in any amendment or supplements thereto or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and shall reimburse each Holder promptly upon demand for any and all expense (including, subject to Section 6(c) hereof, the fees and disbursements of counsel chosen by the indemnified party), reasonably incurred as such expenses are incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental or regulatory agency or body, commenced or threatened, or any claim based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided, however, that (i) this indemnity shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with Holders' Information and (ii) this indemnity with respect to any untrue statement or alleged untrue statement or omission or alleged omission in any related preliminary prospectus shall not enure to the benefit of any indemnified party from whom the person asserting any such loss, claim, damage or liability received Securities, Exchange Securities or Private Exchange Securities if such persons did not receive a copy of the final prospectus at or prior to the confirmation of the sale of such Securities, Exchange Securities or Private Exchange Securities to such person in any case where such delivery is required by the Securities Act and the untrue statement or omission of material fact contained in the related preliminary prospectus was corrected in the final prospectus unless such failure to deliver the final prospectus was a result of noncompliance by the Company with Sections 4(c), 4(d), 4(e) or 4(f).

            (b) In the event of a Shelf Registration Statement, each Holder agrees to indemnify and hold harmless the Company, its directors, officers, agents and employees and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and the directors, officers, agents and employees of such controlling persons against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 6(a) hereof, as incurred, arising out of or based upon any untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment or supplement thereto) in reliance on and in conformity with Holders' Information furnished to the Company by such Holder; provided, however, that no such Holder shall be liable for any indemnity claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Securities or Exchange Securities pursuant to the Registration Statement.

            (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any claim or action commenced against it in respect of which indemnity may be sought hereunder; provided, however, that failure to so notify an indemnifying party shall not relieve such indemnifying party from any obligation that it may have pursuant to this Section except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; provided further, however, that the failure to notify an indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than on account of this indemnity agreement. If any such claim or action shall be brought against an indemnified party, the indemnified party shall notify the indemnifying party thereof, and the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 6 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; provided, however, that an indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based on the written advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based on the written advice of counsel to the indemnified party) between the indemnified party and indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel for the indemnified party will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm of attorneys (in addition to any local counsel) at any one time for all such indemnified party or parties. Each indemnified party, as a condition of the indemnity agreements contained in Sections 6(a) and 6(b), shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent, but if settled with its written consent or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

            (d) If a claim by an indemnified party for indemnification under this Section 6 is unenforceable even though the express provisions hereof provide for indemnification in such case, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions, statements or omissions that resulted in such losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any losses shall be deemed to include, subject to the limitations set forth in Section 6(c) herein, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

            The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section, an indemnifying party that is a holder of Transfer Restricted Securities, Exchange Securities or Private Exchange Securities shall not be required to contribute any amount in excess of the amount by which the total price at which the Transfer Restricted Securities, Exchange Securities or Private Exchange Securities sold by such indemnifying party and distributed to the public were offered to the public exceeds the amount of any damages that such indemnifying party would have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the Securities Act) shall be entitled to any contribution from any person who was not guilty of such fraudulent misrepresentation.

            7. Miscellaneous. (a) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of Holders of a majority in aggregate principal amount of the Securities, the Exchange Securities and the Private Exchange Securities, taken as a single class. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of the Holders of Securities, Exchange Securities or Private Exchange Securities whose Securities, Exchange Securities or Private Exchange Securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by Holders of a majority in aggregate principal amount of the Securities, Exchange Securities or Private Exchange Securities being sold by such Holders pursuant to such Registration Statement.

            (b) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telecopier, or air courier guaranteeing overnight delivery:

            (1) if to a Holder, at the most current address given by such Holder to the Company in accordance with the provisions of this Section 7(b), which address initially is, with respect to each Holder, the address of such Holder maintained by the Registrar under the Indenture, with a copy in like manner to Chase Securities Inc.;

            (2) if to you, initially at your address set forth in the Purchase Agreement; and

            (3) if to the Company, initially at the address of the Company set forth in the Purchase Agreement.

            All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; one business day after being delivered to a next-day air courier; five business days after being deposited in the mail; and when receipt is acknowledged by the recipient's telecopier machine, if telecopied.

            (c) Successors And Assigns. This Agreement shall be binding upon the Company and its successors and assigns.

            (d) Counterparts. This Agreement may be executed in any number of counterparts (which may be delivered in original form or by telecopies) and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

            (e) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            (f) Governing Law; Submission to Jurisdiction.

            THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

            (g) No Inconsistent Agreements. The Company has not and shall not, on or after the date of this Agreement, enter into any agreement that is inconsistent with the rights granted to the holders of Transfer Restricted Securities in this Agreement or otherwise conflicts with the provisions hereof. The Company has not previously entered into any agreement which remains in effect granting any registration rights with respect to any of its debt securities to any person. Without limiting the generality of the foregoing, without the written consent of the holders of a majority in aggregate principal amount of the then outstanding Transfer Restricted Securities, the Company shall not grant to any person the right to request the Company to register any debt securities of the Company under the Securities Act unless the rights so granted are not in conflict or inconsistent with the provisions of the Agreement.

            (h) No Piggyback on Registrations. Neither the Company, nor any of its security holders (other than the holders of Transfer Restricted Securities in such capacity) shall have the right to include any securities of the Company in any Shelf Registration or Registered Exchange Offer other than Transfer Restricted Securities.

            (i) Severability. The remedies provided herein are cumulative and not exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

            (j) Remedies. In the event of a breach by the Company, or by any holder of Transfer Restricted Securities, of any of their obligations under this Agreement, each holder of Transfer Restricted Securities or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law, including recovery of damages (other than the recovery of damages for a breach by the Company of its obligations under Sections 1 or 2 hereof for which liquidated damages have been paid pursuant to Section 3 hereof), will be entitled to specific performance of its rights under this Agreement. The Company and each holder of Transfer Restricted Securities agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agree that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

            Please confirm that the foregoing correctly sets forth the agreement among the Company and you.

                                    Very truly yours,

                                    AURORA FOODS INC.


                                    By:
                                          ----------------------------------
                                          Name:
                                          Title:

Accepted in New York, New York

CHASE SECURITIES INC.


By:
      ----------------------------------
      Name:
      Title:


CREDIT SUISSE FIRST BOSTON CORPORATION


By:
      ----------------------------------
      Name:
      Title:

                                                                         ANNEX A


            Each broker-dealer that receives Exchange Securities for its own account pursuant to the Registered Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Securities where such Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities. The Company has agreed that, for a period of 90 days after the Expiration Date (as defined herein), it will make this Prospectus available to any broker-dealer for use in connection with any such resale. See "Plan of Distribution."

                                                                         ANNEX B

            Each broker-dealer that receives Exchange Securities for its own account in exchange for Securities, where such Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. See "Plan of Distribution."

                                                                         ANNEX C

                              PLAN OF DISTRIBUTION

            Each broker-dealer that receives Exchange Securities for its own account pursuant to the Registered Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Securities where such Securities were acquired as a result of market-making activities or other trading activities. The Company has agreed that, for a period of 90 days after the Expiration Date, it will make this Prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale. In addition, until _______________, 199_, all dealers effecting transactions in the Exchange Securities may be required to deliver a prospectus.*

            The Company will not receive any proceeds from any sale of Exchange Securities by broker-dealers. Exchange Securities received by broker-dealers for their own account pursuant to the Registered Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Securities or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or at negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer or the purchasers of any such Exchange Securities. Any broker-dealer that resells Exchange Securities that were received by it for its own account pursuant to the Registered Exchange Offer and any broker or dealer that participates in a distribution of such Exchange Securities may be deemed to be an "underwriter" within the meaning of the Securities Act and any profit on any such resale of Exchange Securities and any commission or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The Letter of Transmittal states that, by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

            For a period of 90 days after the Expiration Date the Company will promptly send additional copies of this Prospectus and any amendment or supplement to this Prospectus to any broker-dealer that requests such documents in the Letter of Transmittal. The Company has agreed to pay all expenses incident to the Registered Exchange Offer (including the expenses of one counsel for the Holders of the Securities) other than commissions or concessions of any broker-dealers and will indemnify the Holders of the Securities (including any broker-dealers) against certain liabilities, including liabilities under the Securities Act.

--------

* In addition, the legend required by Item 502(e) of Regulation S-K will appear on the back cover page of the Exchange Offer prospectus.

                                                                         ANNEX D

      |_| CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

            Name:
                        ---------------------------------------
            Address:
                        ---------------------------------------

                        ---------------------------------------

If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Securities. If the undersigned is a broker-dealer that will receive Exchange Securities for its own account in exchange for Securities that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

                                                                       EXHIBIT B

                               FORM OF OPINION OF
                                  WHITE & CASE

            White & Case shall furnish to the Initial Purchasers their written opinion, as counsel to the Company, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, to the effect that:

                       1. The Company has been duly incorporated and is validly
            existing as a corporation in good standing under the laws of the State of Delaware, and has the corporate power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged as described in the Offering Memorandum. The Company has no subsidiaries.

                       2. The Company's authorized capitalization is 3,000
            shares of common stock, of which 1,000 are issued and outstanding, and all of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable.

                       3. The statements in the Offering Memorandum under the
            caption "Certain United States Federal Income Tax Considerations", insofar as they purport to constitute summaries of matters of United States federal tax law and regulations or legal conclusions with respect thereto, constitute accurate summaries of the matters described therein in all material respects.

                       4. The Company has the corporate right, power and
            authority to execute and deliver the Transaction Documents and to perform its obligations thereunder; and all corporate action required to be taken for the due and proper authorization, execution and delivery of the Transaction Documents and the consummation of the transactions contemplated thereby have been duly and validly taken.

                       5. Each of the Purchase Agreement and the Registration
            Rights Agreement has been duly authorized, executed and delivered by the Company, and each constitutes a valid and legally binding agreement, enforceable in accordance with its terms, except as the enforcement thereof may be limited by applicable bankruptcy, reorganization, insolvency, or other similar laws affecting creditors' rights generally or by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

                       6. The Indenture has been duly authorized, executed and
            delivered by the Company and, assuming due authorization, execution and delivery thereof by the Trustee, constitutes a valid and legally binding agreement of the Company enforceable in accordance with its terms, except as the enforcement thereof may be limited by applicable bankruptcy, reorganization, insolvency, or other similar laws affecting creditors' rights generally or by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

                       7. The Notes have been duly authorized, executed and
            issued by the Company and, assuming due authentication thereof by the Trustee and upon payment and delivery in accordance with the Purchase Agreement, will constitute valid and legally binding obligations of the Company enforceable in accordance with their respective terms, except as the enforcement thereof may be limited by applicable bankruptcy, reorganization, insolvency, or other similar laws affecting creditors' rights generally or by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law). The statements made in the Offering Memorandum under the caption "Description of Notes" and "Exchange and Registration Rights Agreement," insofar as they purport to constitute summaries of certain terms of the Indenture, the Notes and the Registration Rights Agreement, constitute accurate summaries of the terms of such documents in all material respects.

                       8. The execution, delivery and performance by the Company
            of each of the Transaction Documents, the issuance, authentication, sale and delivery of the Securities and compliance by the Company with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument known to us to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any statute or any judgment, order, decree, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties or assets except for such conflicts, breaches, violations, defaults, liens, charges or encumbrances as would not have a Material Adverse Effect; and to our knowledge no consent, approval, authorization or order of, or filing or registration with, any such court or arbitrator or governmental agency or body under any such statute, judgment, order, decree, rule or regulation is required for the execution, delivery and performance by the Company of each of the Transaction Documents, the issuance, authentication, sale and delivery of the Securities and compliance by the Company with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents, except for such consents, approvals, authorizations, filings, registrations or qualifications (i) which have been obtained or made prior to the Closing Date and (ii) as may be required to be obtained or made under the Securities Act and applicable state securities laws as provided in the Registration Rights Agreement.

                       9. Neither the consummation of the transactions
            contemplated by this Agreement nor the sale, issuance, execution or delivery of the Notes will violate Regulation G, T, U or X of the Federal Reserve Board.

                      10. To the knowledge of such counsel, there are no pending actions or suits or judicial, arbitral, rule-making, administrative or other proceedings to which the Company is a party or of which any property or assets of the Company is the subject which questions the validity or enforceability of any of the Transaction Documents or any action taken or to be taken pursuant thereto; and to the knowledge of such counsel, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

                      11. The Company is not an "investment company" or a
            company "controlled" by an investment company within the meaning of the Investment Company Act.

                      12. Assuming (i) the accuracy of the representations,
            warranties and agreements of the Company and of the Initial Purchasers contained in the Purchase Agreement and (ii) that the persons who buy the Notes in the initial resale thereof are Qualified Institutional Buyers, the issuance and sale of the Notes and the offer, resale and delivery of the Notes in the manner contemplated in the Offering Memorandum and the Purchase Agreement, are exempt from the registration requirements of the Securities Act and it is not necessary to qualify the Indenture under the Trust Indenture Act.

            Such counsel shall state that they have participated in conferences with representatives of the Company and with representatives of its independent accountants, at which conferences the contents of the Offering Memorandum, any amendment thereof and supplement thereto and related matters were discussed, and, although such counsel assume no responsibility for the factual accuracy or completeness of the Offering Memorandum, any amendment thereof or supplement thereto (except as expressly provided above), such counsel believes that the Offering Memorandum or any amendment thereof or supplement thereto (other than the financial statements and other financial and statistical information contained therein, as to which such counsel need express no belief) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

            In rendering such opinion, such counsel may rely as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and public officials which are furnished to the Initial Purchasers.